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                                                                  EXECUTION COPY

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                                CREDIT AGREEMENT

                      AUTOBOND MASTER FUNDING CORPORATION V
                                 (as Borrower),

                         AUTOBOND ACCEPTANCE CORPORATION

                                       and

                               DYNEX CAPITAL, INC.
                               (as Initial Lender)

                            Dated as of June 9, 1998

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                                TABLE OF CONTENTS

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SECTION 1. COMMITMENT
         Section 1.1  Advances...............................................1
         Section 1.2  Borrowings; Closings...................................2
         Section 1.3  Notices of Advances....................................2
         Section 1.4  Amount of Advances.....................................3
         Section 1.5  Trust Indenture........................................3
         Section 1.6  Increased Costs........................................3
         Section 1.7  Taxes..................................................5
         Section 1.8  Definitions............................................7
         Section 1.10 Payment Instructions...................................7

SECTION 2. REPRESENTATIONS AND WARRANTIES
         Section 2.1  General Representations and Warranties of the
                        Borrower.............................................7
         Section 2.2  General Representations and Warranties of AutoBond....11
         Section 2.3  Representations and Warranties with Respect to the
                        Specified Auto Loans................................13

SECTION 3. CONDITIONS OF OBLIGATION TO MAKE INITIAL ADVANCE ON INITIAL CLOSING
           DATE
         Section 3.1  Other Agreements......................................18
         Section 3.2  Opinion of Special Counsel............................18
         Section 3.3  Opinions of  Nevada Counsel...........................18
         Section 3.5  Organizational and Other Documents....................18
         Section 3.6  Necessary Consents....................................18
         Section 3.7  Representations True; No Event of Default.............19

SECTION 4. CONDITIONS OF OBLIGATION TO MAKE ADVANCES ON ANY CLOSING DATE.
                        ....................................................19
         Section 4.1  Performance of Obligations............................19
         Section 4.2  Representations True; No Event of Default.............19
         Section 4.3  No Merger or Change in Control........................19
         Section 4.4  Searches..............................................19
         Section 4.5  Consents and Approvals................................19
         Section 4.6  Proceedings, Instruments, etc.........................20
         Section 4.8  Continuance of a Funding Termination Event or an
                        Event of Default....................................20

SECTION 5. CERTAIN SPECIAL RIGHTS.
         Section 5.1  Home Office Payment...................................20
         Section 5.2  Certain Taxes.........................................20
         Section 5.3  ......................................................21


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SECTION 6. ADVANCE MATURITY; ADVANCE PREPAYMENTS.
         Section 6.1  Advance Maturity......................................21
         Section 6.2  Mandatory Prepayments.................................21

SECTION 7. ASSIGNMENTS AND PARTICIPATIONS
         Section 7.1  Assignments...........................................22
         Section 7.2  Participations........................................23

SECTION 8. CERTAIN COVENANTS OF THE BORROWER
         Section 8.1  Maintenance of Office.................................23
         Section 8.2  Existence.............................................23
         Section 8.3  General Maintenance of Business, Etc..................24
         Section 8.4  Inspection............................................24
         Section 8.5  Compliance with Law, etc..............................24
         Section 8.6  Payment of Taxes and Claims...........................24
         Section 8.7  Limitations on Indebtedness...........................25
         Section 8.8  Restricted Investments................................25
         Section 8.9  Nature of Business....................................25
         Section 8.10  Independence.........................................25
         Section 8.11  Other Agreements and Parties.........................26
         Section 8.12  Investment Company Act...............................26
         Section 8.13  .....................................................26
         Liens         .....................................................26

SECTION 9. CERTAIN COVENANTS OF AUTOBOND
         Section 9.1  Existence.............................................26
         Section 9.2  Compliance with Law, etc..............................27
         Section 9.3  Payment of Taxes and Claims...........................27
         Section 9.4  Inspection............................................27
         Section 9.5  Consolidation and Merger..............................27
         Section 9.6  Control...............................................28
         Section 9.7  Tax Returns...........................................28
         Section 9.8  Protection of Right, Title and Interest...............28
         Section 9.9  Further Assurances....................................29
         Section 9.10  Independence.........................................29
         Section 9.11  Other Agreements and Parties.........................30
         Section 9.12  Servicing Arrangements...............................31
         Section 9.13  Preservation of Quality of Auto Loans................31
         Section 9.14  Exclusivity..........................................31

SECTION 10. INFORMATION TO BE FURNISHED TO LENDER.
         Section 10.1  Information to be Furnished by the Borrower
                        and AutoBond........................................31


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SECTION 11. DEFAULTS, REMEDIES AND TERMINATION
         Section 11.1  Events of Default.  .................................32

SECTION 12. INTERPRETATION OF AGREEMENT
         Section 12.1  Definitions..........................................32
         Section 12.2  Accounting Terms.....................................42
         Section 12.3  Governing Law........................................42
         Section 12.4  Headings.............................................42
         Section 12.5  Independence of Covenants, etc.......................42

SECTION 13. MISCELLANEOUS
         Section 13.1  Notices..............................................42
         Section 13.2  Survival.............................................42
         Section 13.3  Successors and Assigns...............................42
         Section 13.4  Amendment and Waiver.................................43
         Section 13.5  Counterparts.........................................43
         Section 13.6  Reproduction of Documents............................43
         Section 13.7  Consent to Jurisdiction and Venue....................44
         Section 13.8  No Petition..........................................44
         Section 13.9  Acts of Lender.......................................44
         Section 13.10  Confidentiality.....................................45

                                    EXHIBITS

         EXHIBIT A        Form of Borrowing Notice
         EXHIBIT B        Form of Special Counsel Opinion
         EXHIBIT C        Form of Nevada Counsel Opinion


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            CREDIT AGREEMENT dated as of June 9, 1998 among AutoBond Master
Funding Corporation V, a Nevada corporation (the "Borrower"), AutoBond Acceptance Corporation, a Texas corporation ("AutoBond") and Dynex Capital, Inc. (the "Initial Lender").

            The Borrower has requested that the Initial Lender make advances to the Borrower and the Initial Lender is prepared to make such advances upon the terms and subject to the conditions hereof. The advances hereunder shall be evidenced by the Borrower's Variable Funding Notes, Class A and Class B (the "Notes"), issued to the Initial Lender under the Trust Indenture, dated as of June 9, 1998 (the "Indenture"), among the Borrower, AutoBond and Dynex Capital, Inc., as trustee (the "Trustee"). The Notes shall be entitled to the benefits of the Indenture. Accordingly, the parties hereto agree as follows:

SECTION 1. COMMITMENT.

            Section 1.1 Advances. The Initial Lender agrees, on the terms of this Agreement and subject to the conditions hereof, to make Advances, beginning on the date hereof and ending on the Commitment Termination Date, to the Borrower in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Commitment as then in effect. Each Advance shall
(a) mature on the related Maturity Date and (b) bear interest from the date thereof until such Advance shall be paid in accordance with the terms hereof (whether at maturity, mandatory prepayment, by acceleration or otherwise) at the per annum rate with respect to each Interest Period at the Interest Rate, payable on each Interest Payment Date in accordance with the provisions of
Section 13.04 of the Indenture. Interest shall be computed on the basis of a 360 day year of twelve 30-day months, and on each Interest Payment Date shall equal all unpaid interest accrued in respect of each prior Interest Period. If the Borrower shall have paid or agreed to pay any interest on any Advance in excess of that permitted by law, then it is the express intent of the parties hereto with respect thereto that (i) to the extent possible given the term of such Advance, all excess amounts previously paid or to be paid by the Borrower be applied to reduce the principal amount of such Advance and the provisions thereof immediately be deemed reformed and the amounts thereafter collectable thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder and (ii) to the extent that the reduction of the principal amount of, and the amounts collectible under, such Advance and the reformation of the provisions thereof described in the immediately preceding clause (i) are not possible given the term of such Advance, such excess amount shall be deemed to have been paid with respect to such Advance as a result of an error and upon the Lender obtaining actual knowledge of such error, such amount shall be refunded to the Borrower. Each Advance shall be subject to mandatory prepayment as set forth in Section 6.2 hereof. Except as provided in Section 1.7 hereof, all sums payable by the Borrower under this Credit Agreement and the Advances shall be paid without counterclaim, set-off, deduction or defense and without abatement, suspension, deferment, diminution or reduction.


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            Section 1.2 Borrowings; Closings. (a) This Agreement and the other
Program Documents shall be executed and the initial Advance is to be made on June 9, 1998 (the "Initial Closing Date"). Additional Advances may be made on subsequent Business Days (each, a "Subsequent Closing Date", the Subsequent Closing Dates, together with the Initial Closing Date, the "Closing Dates," and, either the Initial Closing Date or a Subsequent Closing Date, a "Closing Date") to the extent the Lender has received prior notice thereof in accordance with the provisions of Section 1.3 hereof.

            (b) The Advances shall be evidenced by the Variable Funding Notes, Class A and Class B (together, the "Notes") issued pursuant to the terms of the Indenture, which Notes shall be dated the date of the delivery of such Notes to the Initial Lender under the Indenture, payable to the Initial Lender in a principal amount equal to the maximum amount of the Commitment and otherwise duly completed. The date and amount of each Advance made by the Initial Lender to the Borrower, the applicable interest rate and each payment made on account of the principal thereof, shall be recorded by the Initial Lender on its books and, prior to any transfer of the Notes, endorsed by the Initial Lender on the schedule attached to the Notes or any continuation thereof.

            (c) The Initial Lender shall be entitled to have the Notes subdivided, by exchange for Notes of lesser denominations or otherwise in connection with an assignment of all or any portion of the Advances and the Notes pursuant to the terms of this Agreement; provided that in no event may the Notes be subdivided into denominations of less than $500,000.

            (d) Each Advance shall be made by wire transfer of immediately available funds to the Loan Purchase Account.

            Section 1.3 Notices of Advances. The Borrower will give notice substantially in the form of Exhibit A hereto of each Advance (a "Borrowing Notice") to the Initial Lender and the Trustee, which notice shall be irrevocable and effective only upon receipt by the Initial Lender and the Trustee, and which shall specify the date (at least two Business Days prior to the proposed date of such Advance, except in the case of the Initial Advance) upon which such borrowing is to occur and the amount of such Advance, which amount, unless otherwise agreed to by the Initial Lender, (a) in the case of the initial Advance, shall not be less than $2,000,000 and (b) in the case of all other Advances, shall not be greater than $5,000,000 nor less than the lesser of
(i) the Available Facility Amount and (ii) $1,000,000. Such notice shall be given not later than 12:00 (noon) New York time on the day which is two (2) Business Days prior to the related Closing Date or, in the case of the initial Closing Date, on the Initial Closing Date). Borrowing Notices may be given no more frequently than six (6) times in any single month. Any notice received by the Initial Lender after 12:00 (noon) New York time on any Business Day shall be deemed to have been received on the next succeeding Business Day. On the date specified in such notice, the Initial Lender will, subject to the conditions set forth and in accordance with the terms of this Agreement, make an Advance in the aggregate principal amount set forth in such notice. Notwithstanding the foregoing, if any of the Auto


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Loans subject to such Advance were acquired from an Originator other than
AutoBond, then AutoBond shall (a) obtain the written consent of the Initial Lender to the inclusion of such Auto Loans; provided, however, such consent need not be obtained by AutoBond for Auto Loans acquired from on Originator other than AutoBond and held by AutoBond as of the date hereof, and (b) afford the Initial Lender reasonable opportunity to review such Auto Loans and related Loan Files in advance of the related Borrowing Notice.

            Section 1.4 Amount of Advances. The amount of each Advance shall be calculated as follows (subject to the limits of the Commitment): the aggregate principal amount of such Advance shall equal 105% of the aggregate Unpaid Principal Balances of Eligible Auto Loans to be pledged by the Borrower under the Indenture on the related Closing Date, and 95% of such Unpaid Principal Balances shall be allocated to the Class A Note and the remaining 10% of such Unpaid Principal Balances shall be allocated to the Class B Note.

            Section 1.5 Trust Indenture. The Advances are to be secured pursuant to the Indenture (as from time to time amended, supplemented or modified). The Trust Assets allocated to secure the Borrower's obligations under this Agreement are identified in Schedule 1 to the Indenture.

            Section 1.6 Increased Costs. (a) In the event that any change after the date upon which the Lender makes an Advance or acquires an interest in an Advance in any Requirement of Law (including any change to the certificate of incorporation, articles of association, by-laws or other organizational or governing documents of the Lender, but only to the extent that such change is the result of the compliance by the Lender with any request or directive reflecting a change in Requirement of Law from any central bank or other Governmental Authority in the United States of America), or in the interpretation or application thereof or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority in the United States of America made after the date upon which the Lender makes its Advances or acquires an interest in an
Advance:

            (i) shall subject the Lender to any tax of any kind whatsoever with respect to this Agreement or the Note, or change the basis of taxation of payments in respect thereof (except for taxes referred to in Section 1.7(a) and changes in the rate of tax on the overall net income of the Lender);

            (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by the Lender; or

            (iii) shall impose on the Lender any other condition;


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and the result of any of the foregoing is to reduce the amount receivable hereunder in respect of the Advance below that which such Lender would have received but for such change or compliance, then after submission by the Lender to the Borrower and the Trustee of a written request therefor, the Trustee shall, subject to Section 1.6(c), on behalf of the Borrower, pay to the Lender any additional amounts necessary to compensate the Lender for such reduced amount receivable.

            (b) In the event that the Lender shall have determined that any change after the date upon which the Lender makes an Advance or acquires an interest in an Advance in any Requirement of Law (including any change to the certificate of incorporation, articles of association, by-laws or other organizational or governing documents of the Lender, but only to the extent that such change is the result of the compliance by the Lender with any request or directive reflecting a change in Requirement of Law from any central bank or other Governmental Authority in the United States of America) regarding capital adequacy or in the interpretation or application thereof or compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority in the United States of America made subsequent to the date upon which such Lender makes its Advances or acquires its interest in an Advance does or shall have the effect of reducing the rate of return on the Lender's or such corporation's capital as a consequence of the transactions contemplated hereby to a level below that which the Lender or such corporation would have achieved but for such change or compliance (taking into consideration the Lender's or such corporation's policies with respect to capital adequacy), by an amount reasonably deemed thereby to be material then, from time to time, after submission by the Lender to the Borrower and the Trustee of a written request therefor, the Trustee shall, subject to Section 1.6(c), on behalf of the Borrower, pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction; provided that to the extent that six months or more pass between the date upon which the Lender obtains actual knowledge of the liability resulting in such reduction and the date upon which the Lender provides notice of such reduction to the Borrower hereunder, the Borrower shall not be liable for amounts relating to the period six months or more prior to the date of such notice.

            (c) The Lender agrees that it shall use its best efforts to take any actions that will avoid the need for, or reduce the amount of, any increased amounts referred to in Section 1.6(a) or (b); provided, that no Lender shall be obligated to take any actions that would, in the sole opinion of the Lender, be inconsistent with any applicable law or otherwise be disadvantageous to the Lender in any material respect.

            (d) If the Lender claims the increased amounts described in Section 1.6(a) or (b) ("Increased Cost"), the Lender will furnish to the Borrower and the Trustee a certificate setting forth the basis and amount of each request by the Lender for any such Increased Cost.

            (e) Failure on the part of the Lender to demand compensation for any Increased Cost or amount pursuant to Section 1.6(a) with respect to any period shall not


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constitute a waiver of the Lender's right to demand compensation with respect to such period; provided that to the extent that six months or more pass between the date upon which the Lender obtains actual knowledge of the liability resulting in such reduction and the date upon which the Lender provides notice of such reduction to the Borrower hereunder, the Borrower shall not be liable for amounts relating to the period six months or more prior to the date of such notice.

            (f) The Borrower shall have the right, and the Lender shall cooperate fully, to replace any Lender which makes a claim pursuant to this
Section 1.6 with a new lender that will succeed to the rights of such Lender under this Agreement; provided, that such Lender shall not be replaced hereunder with a new lender until such Lender has been paid in full all amounts owed to it pursuant to this Agreement; provided, further, that the Borrower shall provide such Lender with an Officer's Certificate stating that such new lender is not subject to, or has agreed not to seek, such increased costs.

            Section 1.7 Taxes. (a) All payments made by the Trustee on behalf of the Borrower, under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority in the United States of America, excluding, in the case of the Lender, net income taxes and franchise taxes imposed on the Lender as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Lender (excluding a connection arising from the Lender having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement) or any political subdivision or taxing authority thereof or therein, and also excluding United States of America withholding taxes to the extent that a Lender incorporated in or under the laws of a jurisdiction other than the United States, any state thereof or the District of Columbia fails to provide to the Trustee at such times as are required by law a duly completed and executed Internal Revenue Service form 1001 or 4224, as applicable (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"), provided that the Lender is not subject to backup withholding or provides the Trustee with a duly completed and executed Internal Revenue Service form W-8 or W-9, as appropriate. If any Taxes are required to be withheld from any amounts payable to the Lender hereunder, after submission by the Lender to the Borrower and the Trustee of a written request therefor, the amounts so payable to the Lender shall be increased by the Trustee, subject to
Section 1.7(c), on behalf of the Borrower, to the extent necessary to yield to the Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, except that no increase shall be made if the Lender is subject to backup withholding and fails to provide the Trustee with a duly completed and executed Internal Revenue Service form W-8 or W-9, as appropriate. Any Lender shall utilize available tax credits to decrease amounts payable with respect to any such withholding which the Lender in its sole judgment believes are directly related to this Agreement, except that no increase shall be made if the Lender is subject to backup withholding and fails to provide the Trustee with a duly
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Internal Revenue Service form W-8 or W-9, as appropriate. Nothing in the preceding sentence shall give the Borrower or any other third party rights to inspect, audit or otherwise request information regarding Lender records, including records relating to available tax credits. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority the Trustee shall, subject to Section 1.7(c), on behalf of the Borrower, pay the Lender for any incremental taxes, interest or penalties that may become payable by the Lender as a result of any such failure.

            (b) If the Lender claims the amounts for Taxes referred to in
Section 1.7(a), the Lender will furnish to the Borrower and the Trustee an officer's certificate setting forth the basis and amount of each request by the Lender for such Taxes. If the Borrower, within 30 days after receiving a notice of the basis and amount of such Taxes, disputes the basis or amount set forth in such notice, the Lender and the Borrower shall consult in good faith to resolve such dispute. If such consultation does not resolve such dispute within 45 days (or such longer period as the Lender and the Borrower may then agree) after the Lender shall have provided the Borrower with such notice, the Borrower may request that the Lender furnish to any certified public accounting firm that is independent with respect to the Borrower and AutoBond, the Servicer and any Successor Servicer, as the case may be within the meaning of the Securities Act (an "Independent Accountant") all information reasonably necessary to permit the confirmation of the accuracy of the Lender's computation of the Taxes described in such notice. Within 30 days of the receipt of such information, the Independent Accountant either shall confirm the accuracy of such computation or shall notify the Lender and the Borrower that such computation proposed by the Lender is inaccurate. In the latter event, the Lender shall consult with the Borrower and the Independent Accountant as to the proper computation of the Taxes, whereupon the Lender shall recompute the Taxes in such a manner as shall enable the Independent Accountant to confirm their accuracy. The Borrower and the Lender agree that the sole responsibility of the Independent Accountant shall be to verify the calculation of the Taxes and that matters of interpretation of the Program Documents are not within the scope of its responsibilities. All expenses incurred by the Lender and the Borrower in connection with the verification procedures described in this Section 1.7 (including the fees and expenses of the Independent Accountant) shall be paid by the Borrower. Any information provided to the Independent Accountant by the Lender shall be and remain the exclusive property of the Lender and shall be deemed by the parties to be (and the Independent Accountant shall confirm in writing that it will treat such information as) the private, proprietary and confidential property of the Lender, and no Person other than the Lender and the Independent Accountant shall be entitled thereto or to any review thereof, and all such information shall be returned to the Lender contemporaneously with the completion of the verification procedure. Notwithstanding the foregoing, the Lender shall not be obligated to disclose to any Person (other than the Independent Accountant, subject to the agreement by the Independent Accountant to keep all information therein confidential), or permit any Person (other than the Independent Accountant, subject to the agreement by the Independent Accountant to keep all information contained therein confidential) to examine, any federal, state or local income tax returns of the Lender or any of its Affiliates.


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            (c) The Lender agrees that it shall use its best efforts to take any actions that will avoid the need for, or reduce the amount of, any increased amounts referred to in Section 1.7(a); provided, that no Lender shall be obligated to take any actions that would, in the sole reasonable opinion of the Lender, be contrary to applicable law or would otherwise be disadvantageous to the Lender in any material respect.

            (d) The Lender, by its making of an Advance or acceptance of any interest in any Advance, agrees to treat the interests evidenced by the Advances as indebtedness for all tax purposes, and further agrees that any Person acquiring an interest in any Advance from or through it may do so only subject to the obligation to comply with this Agreement as to the treatment of such Advance as indebtedness for all tax purposes.

            Section 1.8 Definitions. Capitalized terms used in this Agreement are defined in Section 13.1 hereof. References to a "Section", "Schedule" or "Exhibit" are, unless otherwise specified, to the appropriate Section, Schedule or Exhibit of this Agreement.

            Section 1.9 Term. The Commitment will terminate on the Commitment Termination Date.

            Section 1.10 Payment Instructions. Each of the Lender and AutoBond shall provide written payment instructions (including the account number of the bank account to which payments are to be directed and the name, address and ABA number of the bank in which such account is maintained, if payments are to be made to such party by the wire transfer of immediately available funds) to the Trustee. Failure to provide such notice shall not affect such party's right to receive any funds to which it is otherwise entitled in accordance with the Program Documents, but failure to deliver such notice may result in a delay in the receipt of such funds.

SECTION 2. REPRESENTATIONS AND WARRANTIES.

            The Borrower represents and warrants to the Lender, as of the date hereof, and as of each Closing Date, as follows:

            Section 2.1 General Representations and Warranties of the Borrower.
(a) Organization and Authority. The Borrower:

            (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada;

            (ii) has all requisite power and authority to own and operate its properties and to conduct its business as currently conducted and as proposed to be conducted by the Program Documents to enter into the Program Documents to which it is a party, to


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      issue and deliver the Note and to perform its obligations under the
      Program Documents to which it is a party and the Note;

            (iii) has made all filings and holds all franchises, licenses, permits and registrations which are required under the laws of each jurisdiction in which the properties owned (or held under lease) by it or the nature of its activities makes such filings, franchises, licenses, permits or registrations necessary.

            (b) Place of Business. The address of the principal place of business and chief executive office of the Borrower is 300 South Fourth Street, Suite 620, Las Vegas, Nevada 89101 and there have been no other such locations during the immediately preceding four months.

            (c) Compliance with Other Instruments, etc. The Borrower is not in violation of any term of its certificate of incorporation or by-laws. Neither the execution, delivery or performance by the Borrower of the Program Documents to which it is a party or the Note nor the borrowings hereunder does or will (i) conflict with or violate the certificate of incorporation or by-laws of the Borrower, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any of the Properties of the Borrower pursuant to the terms of any instrument or agreement to which the Borrower is a party or by which it is bound, or (iii) require any consent of or other action by any trustee or any creditor of, any lessor to or any investor, or shareholder of, the Borrower.

            (d) Compliance with Law. The Borrower is in compliance with all statutes, laws and ordinances and all governmental rules and regulations to which it or any of its Properties are subject. The policies and procedures set forth in the AutoBond Program Manual are in compliance with all applicable statutes, laws and ordinances and all governmental rules and regulations. Neither the execution, delivery or performance of the Program Documents to which it is a party or the Note nor the borrowings hereunder does or will cause the Borrower to be in violation of any law or ordinance, or any order, rule or regulation, of any federal, state, municipal or other governmental or public authority or agency.

            (e) Pending Litigation, etc. There is no action at law, suit in equity or other proceeding or investigation (whether or not purportedly on behalf of the Borrower) in any court, tribunal or by or before any other governmental or public authority or agency or any arbitrator or arbitration panel, pending or, to the best knowledge of the Borrower, threatened against or affecting the Borrower or any of its respective Properties that could question the validity of any Program Document to which it is a party or the Note or the priority or perfection of any Liens created under the Indenture. The Borrower is not in default with respect to any order, writ, injunction, judgment or decree of any court or other governmental or public authority or agency or arbitrator or arbitration panel.

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

            (f) Taxes. The Borrower and each entity which might have tax liabilities for which the Borrower is or may be liable, has filed all tax returns and paid all taxes required by law to be filed or paid, which are due pursuant to said returns (or which to the knowledge of the Borrower are due and payable) and on all assessments received by the Borrower or such entity, as the case may be, other than taxes being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been established in accordance with generally accepted accounting principles. No extensions of the time for the assessment of deficiencies have been granted by the Borrower. There are no Liens on any Properties of the Borrower imposed or arising as a result of the delinquent payment or the nonpayment of any tax, assessment, fee or other governmental charge. There are no applicable taxes, fees or other governmental charges due and payable by the Borrower in connection with the execution and delivery by the Borrower of the Program Documents to which it is a party or the Note or the borrowings hereunder.

            (g) Investment Company Act. The Borrower is not an "investment company", or an "affiliated person" of an "investment company", or a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, and the Borrower is not an "investment adviser" or an "affiliated person" of an "investment adviser" as such terms are defined in the Investment Advisers Act of 1940, as amended.

            (h) Margin Rules. Without limiting the foregoing, the application in accordance with the Program Documents of any part of the proceeds from the Advances by the Borrower pursuant to this Agreement will not violate or result in a violation of Section 7 of the Securities Exchange Act or any regulations issued pursuant thereto, including, without limitation, Regulation G (12 C.F.R., Part 207), as amended, Regulation T (12 C.F.R., Part 220), as amended, and Regulation X (12 C.F.R., Part 224), as amended, of the Board of Governors of the Federal Reserve System. The assets of the Borrower do not include any "margin stock" within the meaning of such Regulation G, and the Borrower does not have any intention of acquiring any such margin stock.

            (i) Proceedings. The Borrower has taken all action necessary to authorize the execution and delivery of the Program Documents to which it is a party and the Note and the borrowings hereunder and the performance of all obligations to be performed by it hereunder and thereunder.

            (j) No Event of Default or Default. No event has occurred, and no condition exists, that constitutes a Default or an Event of Default.

            (k) No Consents. No consent, approval or authorization of, registration, qualification, designation, declaration or filing with, or notice to any federal, state or local governmental or public authority or agency, is or will be required for (i) the valid execution, delivery and performance by the Borrower of the Program Documents to which it is a party or the Note, (ii) the perfection or maintenance of the Liens intended to be created by the

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

Indenture (including the first priority status thereof) or (iii) the borrowings hereunder. The Borrower has obtained all consents, approvals or authorizations of, made all declarations or filings with, or given all notices to, all federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct by the Borrower of its business as now conducted and as proposed to be conducted as contemplated by the Program Documents.

            (l) Validity of Program Documents and Note. The Program Documents to which it is a party have each been duly executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms. Upon receipt by the Borrower of the proceeds of the initial Advance as provided in this Agreement, the Note will have been duly issued and will constitute the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and entitled to the benefits of the Indenture.

            (m) Representations and Warranties in Program Documents. The representations and warranties of the Borrower contained in each of the Program Documents to which it is a party and in any document, certificate or instrument delivered pursuant to any such Program Document are true and correct and the Lender may rely on such representations and warranties, if not made directly to the Lender, as if such representations and warranties were made directly to the Lender.

            (n) Non-Consolidation. The Borrower has been operated in such a manner that it would not be substantively consolidated in the bankruptcy trust estate of any Affiliate, such that the separate existence of the Borrower and any Affiliate would be disregarded.

            (o) Representations and Warranties Updated. The representations and warranties set forth above shall be deemed repeated on, and as of, each Closing Date.

            (p) Allocated Trust Assets. The Trust Assets allocated to secure the obligations of the Borrower under this Agreement and the related Trust Assets have not been pledged as collateral security for any other Indebtedness of the Borrower.

            Section 2.2 General Representations and Warranties of AutoBond.

            AutoBond represents and warrants to the Lender, as of the date hereof, and as of each Closing Date, as follows:

            (a) Organization and Authority. AutoBond:

            (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas;

            (ii) has all requisite power and authority to own and operate its properties and to conduct its business as currently conducted and as proposed to be conducted as contemplated by the Program Documents to which it is a party, to enter into the Program Documents to which it is a party and to perform its obligations under the Program Documents to which it is a party.

            (iii) has made all filings and holds all material franchises, licenses, permits and registrations which are required under the laws of each jurisdiction in which the properties owned (or held under lease) by it or the nature of its activities makes such filings, franchises, licenses, permits or registrations necessary.

            (b) Place of Business. The address of the principal place of business and chief executive office of AutoBond is 301 Congress Avenue, Austin, Texas 78701 and there have been no other such locations during the immediately preceding four months except as may have been previously disclosed in writing to the Initial Lender.

            (c) Compliance with Other Instruments, etc. AutoBond is not in violation of any term of its articles of incorporation or by-laws. The execution, delivery and performance by AutoBond of the Program Documents to which it is a party do not and will not (i) conflict with or violate the articles of incorporation or by-laws of AutoBond, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any of the Properties or assets of AutoBond pursuant to the terms of any instrument or agreement to which AutoBond is a party or by which it is bound, or (c) require any consent of or other action by any trustee or any creditor of, any lessor to or any investor in AutoBond.

            (d) Compliance with Law. AutoBond is in compliance with all statutes, laws and ordinances and all governmental rules and regulations to which it is subject, the violation of which, either individually or in the aggregate, could materially adversely affect the business, earnings, Properties or condition (financial or other) of AutoBond, each taken as a whole. The policies and procedures set forth in the AutoBond Program Manual are in material compliance with all applicable statutes, laws and ordinances and all governmental rules and regulations. The execution, delivery and performance of the Program Documents to which it is a party do not and will not cause AutoBond to be in violation of any law or ordinance, or any order, rule or regulation, of any federal, state, municipal or other governmental or public authority or agency.

            (e) Pending Litigation, etc. There is no action at law, suit in equity or other proceeding or investigation (whether or not purportedly on behalf of AutoBond) in any court, tribunal or by or before any other governmental or public authority or agency or any arbitrator or arbitration panel, pending or, to the best knowledge of AutoBond, threatened against or affecting AutoBond or any of its respective Properties that could question the validity of the Program Documents. AutoBond is not in default with respect to any order, writ, injunction, judgment or decree of any court or other governmental or public authority or agency or arbitrator or arbitration panel.

            (f) Taxes. AutoBond and each entity which might have tax liabilities for which AutoBond is or may be liable, have filed all tax returns and paid all taxes required by law to be filed or paid, which are due pursuant to said returns (or which to the knowledge of AutoBond are due and payable) and on all assessments received by AutoBond or such entity, as the case may be, other than taxes being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been established in accordance with generally accepted accounting principles. No extensions of the time for the assessment of deficiencies have been granted by AutoBond. There are no material Liens on any Properties of AutoBond imposed or arising as a result of the delinquent payment or the nonpayment of any tax, assessment, fee or other governmental charge. There are no applicable taxes, fees or other governmental charges due and payable by AutoBond in connection with the execution and delivery of the Program Documents to which it is a party.

            (g) Investment Company Act. AutoBond is not an "investment company", or an "affiliated person" of an "investment company", or a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, and AutoBond is not an "investment adviser" or an "affiliated person" of an "investment adviser" as such terms are defined in the Investment Advisers Act of 1940, as amended.

            (h) Proceedings. AutoBond has taken all action necessary to authorize the execution and delivery by it of the Program Documents to which it is a party and the performance of all obligations to be performed by it under the Program Documents.

            (i) No Event of Default. No event has occurred and is continuing, and no condition exists, that constitutes a Default or an Event of Default.

            (j) No Consents. No prior consent, approval or authorization of, registration, qualification, designation, declaration or filing with, or notice to any federal, state or local governmental or public authority or agency, is, was or will be required for the valid execution, delivery and performance by AutoBond of the Program Documents to which it is a party. AutoBond has obtained all consents, approvals or authorizations of, made all declarations or filings with, or given all notices to, all federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct by AutoBond of its respective businesses as now conducted, other than such consents, approvals, authorizations, declarations, filings and notices which, neither individually nor in the aggregate, materially and adversely affect, or in the future will materially and adversely affect, the business, earnings, prospects, properties or condition (financial or other) of AutoBond.

            (k) Validity of Agreement. The Program Agreements to which it is a party have been duly executed and delivered by AutoBond and constitute the legal, valid and binding obligation of AutoBond, enforceable in accordance with their terms.

            (l) Representations and Warranties in Program Documents. (i) The representations of AutoBond contained in any document, certificate or instrument delivered pursuant to the Program Documents are true and correct in all material respects and the Lender may rely on such representations and warranties, if not made directly to the Lender, as if such representations and warranties were made directly to the Lender.

            (ii) Each acquisition of a Specified Auto Loan by the Borrower has been or will be made in compliance with all requirements specified in the Program Documents; and AutoBond has performed or will perform all of its obligations with respect to such Specified Auto Loan, including, without limitation, the payment to the related Dealer in the ordinary course of business of all amounts then payable to such Dealer by AutoBond in respect of such Specified Auto Loan.

            (m) Representations and Warranties Updated. The representations and warranties set forth above shall be deemed repeated on, and made as of, each Closing Date.

            Section 2.3 Representations and Warranties with Respect to the Specified Auto Loans. (a) With respect to each Auto Loan, each of AutoBond and the Borrower represents and warrants to the Lender, as of the Closing Date on which such Auto Loan becomes a Specified Auto Loan, that:

            (i) such Auto Loan complies in full with, and has been acquired by AutoBond in accordance with, AutoBond's customary underwriting guidelines and procedures;

            (ii) AutoBond has conducted each of the procedures set forth in the AutoBond Program Manual to evaluate the Obligor's application in accordance with the criteria set forth in the AutoBond Program Manual;

            (iii) on and after such Closing Date, there shall exist under each such Auto Loan a valid, subsisting and enforceable security interest in the Financed Vehicle securing each such Auto Loan and at such time an enforcement of such security interest is sought and at all times there shall exist a valid, subsisting and enforceable first priority perfected security interest in such Financed Vehicle in favor of AutoBond;

            (iv) such Auto Loan has not been satisfied, subordinated or rescinded; and no provision of such Auto Loan has been waived, altered or modified in any respect, except as identified in the Loan File and made in accordance with the AutoBond Program Manual and the Credit and Collection Policies;

            (v) such Auto Loan is not and will not be subject to any right of rescission, set-off, recoupment, counterclaim or defense, whether arising out of transactions concerning such Auto Loan between the Obligor and the Dealer, the Dealer and AutoBond, the Dealer and an Originator, or otherwise and no such right has been asserted with respect thereto; the operation of the terms of such Auto Loan or the exercise of any right thereunder will not render any such Auto Loan unenforceable in whole or in part;

            (vi) upon assigning such Auto Loan to the Borrower, AutoBond had full right to transfer such Auto Loan to the Borrower, and AutoBond conveyed sole ownership of and good and marketable title to such Auto Loan to the Borrower; upon assigning such Auto Loan to the Trustee, the Borrower had full right to assign such Auto Loan to the Trustee;

            (vii) such Auto Loan is not a Defaulted Auto Loan on the date of its transfer and there is no default, breach, violation, or event permitting acceleration under such Auto Loan, and no event has occurred which, with notice and the expiration of any grace or cure period or both, would constitute a default, breach, violation, or event permitting acceleration under such Auto Loan;

            (viii) the Loan File related to such Auto Loan contains each of the documents required by the AutoBond Program Manual and the contractual documents contained in such Loan File constitute the entire agreement with respect to such Auto Loan between the Obligor and the related Dealer and, with the exception of the related Dealer Agreement, between the Dealer and AutoBond;

            (ix) the down payment described in the Loan File relating to such Auto Loan was paid to the related Dealer in the manner stated therein at the time of the origination of such Auto Loan, the proceeds thereof were fully disbursed; there is no requirement for further advances thereunder; and all fees and expenses in connection thereof have been paid;

            (x) the Financed Vehicle securing the Obligor's obligation to pay under such Auto Loan has been delivered to and accepted by the Obligor;

            (xi) such Auto Loan is denominated and payable in United States dollars;

            (xii) the documents evidencing such Auto Loan contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization of the security afforded by the related collateral;

            (xiii) the Dealer Agreement relating to such Auto Loan is in effect, whereby the related Dealer warrants delivery of title to such Financed Vehicle, indemnifies AutoBond or the related Originator against fraud and misrepresentation by the related Dealer and its employees and represents and warrants that such Dealer did not accept any side note as any part of the down-payment portion of the related Obligor's purchase price, and AutoBond's or the Originator's (as the case may be) rights thereunder with regard to such Auto Loan have been validly assigned to the Borrower, and are enforceable against the related Dealer by, the Borrower or its assignee, along with any other rights of recourse which AutoBond or the Originator has against the related Dealer;

            (xiv) each Auto Loan was acquired by AutoBond or an Originator from an "Eligible Dealer"; each Auto Loan was acquired by the Borrower from AutoBond, and the acquisition by AutoBond or an Originator of any Auto Loan from a Dealer was not an extension of financing to such Dealer but was acquired in a transaction constituting a "true sale" under applicable state law;

            (xv) AutoBond has no knowledge of any fact which should have led it to expect at the time of sale of such Auto Loan, that (A) such Auto Loan was made by the Selling Dealer and sold by such Dealer to AutoBond with any conduct constituting fraud or misrepresentation on the part of such Dealer or (B) that such Auto Loan would not be paid in full when due because of fraud or misrepresentation on the part of the related Obligor;

            (xvi) such Auto Loan was not originated in any jurisdiction the laws of which prohibit the Selling Dealer from transferring such Auto Loan to AutoBond or an Originator, or prohibit AutoBond from transferring such Auto Loan to the Borrower, or the Borrower from assigning such Auto Loans to the Trustee, nor is such Auto Loan subject to the laws of any such jurisdiction;

            (xvii) the Indenture and each related Collateral Assignment constitutes a valid sale, transfer, assignment set-over and conveyance to the Trustee of all right, title and interest of the Borrower, AutoBond, any Originator and the Selling Dealer in and to such Auto Loan now existing and hereafter created, and upon assignment of such Auto Loan pursuant to the Loan Sale Agreement, the

      Borrower will have good and marketable title to such Auto Loan free and clear of any Adverse Claim (other than that of the Trustee) and such Auto Loan shall be freely transferable by the Borrower without the required consent of any party (other than the Trustee); each Assignment is in a form sufficient to (i) convey such Auto Loan to the Borrower under all applicable law in the state in which the related Financed Vehicles is located and (ii) permit the assignee or its agents to exercise all rights granted by the Obligor under such Auto Loan and such other documents and all rights available under applicable law to the obligee under such Auto Loan;

            (xviii) such Auto Loan does not (A) contravene in any material respect any state and federal laws, rules or regulations applicable thereto in connection with the origination of such Auto Loan, including without limitation, usury, disclosure, truth in lending, equal credit and similar laws, the Federal Trade Commission Act and applicable state laws governing motor vehicle installment sale or loan contracts, (but specifically excluding laws, rules or regulations applicable thereto in connection with post-origination compliance, including, but not limited to, laws, rules and regulations applicable thereto in connection with fair credit billing, fair credit reporting and fair debt collection practices) or (B) except as required by applicable law, impose any liability or obligation of the Dealer, AutoBond or the Borrower on the Trustee or its assignee with respect to such Auto Loan;

            (xix) there are no proceedings or investigations pending or, to the best of the Borrower's or AutoBond's knowledge, threatened before any Governmental Authority (A) asserting the invalidity of such Auto Loan or the bankruptcy or insolvency of the related Obligor, (B) seeking the payment of such Auto Loan or (C) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of such Auto Loan;

            (xx) the Borrower and AutoBond have duly fulfilled all obligations on their part to be fulfilled under or in connection with such Auto Loan and have done nothing to impair the rights of the Trustee in such Auto Loan or the rights of the Borrower or the Trustee in the proceeds with respect thereto; the Borrower and AutoBond have paid in full all taxes and other charges payable in connection with such Auto Loan and the transfer of such Auto Loan to the Borrower, which could impair or become a lien prior to the Borrower or Trustee's interest in such Auto Loan; there are no prior liens for work performed affecting any Financed Vehicle which are or may become a lien prior to or equal with the security interest granted in the related Auto Loan;

            (xxi) the applicable Sale Assignment has been duly executed and delivered by AutoBond and the information regarding the Auto Loans in such

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

      Sale Assignment and Schedules attached thereto is true and correct as of the Cut-Off Date relating to such Closing Date;

            (xxii) the residence of the related Obligor is located within the borders of the United States of America;

            (xxiii) there is only one original of the retail installment sale contract or promissory note and security agreement evidencing such Auto Loan, such original has been delivered to the Trustee pursuant to the Indenture and there are no custodial agreements in effect that would adversely affect the ability of the Trustee to maintain possession thereof pursuant to the Indenture;

            (xxiv) the Obligor is not a Governmental Authority;

            (xxv) the retail installment sale contract or promissory note and security agreement evidencing such Auto Loan constitute "chattel paper" within the meaning of the UCC in effect in the States of New York, Texas and Nevada and all filings required to be made and all actions required to be taken or performed by any Person in any jurisdiction to give the Borrower an ownership interest in such Auto Loan have been made, taken or performed;

            (xxvi) each such Auto Loan constitutes and shall continue to constitute a legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors' rights generally;

            (xxvii) at the origination date of each such Auto Loan, the related Financed Vehicle was covered by a comprehensive and collision insurance policy (a) in an amount at least equal to the lesser of (1) the actual cash value of the related Financed Vehicle or (2) the unpaid balance owing on such Auto Loan and (b) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage;

            (xxviii) no selection procedures believed by AutoBond to be adverse to the interest of the Lender shall have been utilized in selecting such Auto Loans for inclusion as Collateral;

            (xxix) such Auto Loan shall have a remaining maturity of not more than 60 months; such Auto Loan shall have an original maturity date not later than 60 months from its origination date;

            (b) It is understood and agreed that the representations and warranties set forth in this Section 2.3 shall survive the sale or contribution of a Specified Auto

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

Loan to the Borrower and any assignment of such Specified Auto Loan by the Borrower to the Trustee pursuant to the Indenture and shall continue so long as any such Specified Auto Loan shall remain outstanding until such time as such Specified Auto Loan is repurchased pursuant to the Indenture.

SECTION 3. CONDITIONS OF OBLIGATION TO MAKE INITIAL ADVANCE ON INITIAL
           CLOSING DATE.

            The Initial Lender's obligation to make the initial Advance hereunder on the Initial Closing Date shall be subject to the satisfaction, prior to or concurrently with the making of such Advance, of the conditions set forth in Section 4 hereof, as well as the following conditions:

            Section 3.1 Other Agreements. The Program Documents and the Note shall each have been duly authorized by all necessary action. The Borrower and AutoBond shall have duly executed and delivered the Program Documents to which they are a party and, in the case of the Borrower, the Note and such Program Documents are in full force and effect.

            Section 3.2 Opinion of Special Counsel. The Initial Lender shall have received from Jones, Day, Reavis & Pogue, who are acting as special New York and Texas counsel for AutoBond and the Borrower in connection with the transactions contemplated by this Agreement, an opinion, dated the Initial Closing Date, in the form attached hereto as Exhibit B.

            Section 3.3 Opinions of Nevada Counsel. The Initial Lender shall have received from Woodburn & Wedge, who are acting as special Nevada counsel for Borrower, in connection with the transactions contemplated by this Agreement, an opinion, dated the Initial Closing Date, in the form attached as Exhibit C.

            Section 3.4 Opinion of Trustee's Counsel. The Initial Lender shall have received the opinion of counsel to the Trustee, in form and substance satisfactory to such Initial Lender.

            Section 3.5 Organizational and Other Documents. The Initial Lender shall have received certified copies of the organizational documents of the Borrower and of AutoBond and of all formalities authorizing the execution, delivery and performance hereof and of the Program Documents to which each is a party and, in the case of the Borrower, the Note.

            Section 3.6 Necessary Consents. The Lender shall have received a copy of all consents to, or releases of any lien in respect to any Specified Auto Loans subject or to be subject hereto, in form and substance satisfactory to the Lender.

            Section 3.7 Representations True; No Event of Default. The representations and warranties of the Borrower pursuant to Section 2.1 and of AutoBond pursuant to Section 2.2 shall be true on and as of such Closing Date. There shall exist on such Closing Date no Default or Event of Default.

SECTION 4. CONDITIONS OF OBLIGATION TO MAKE ADVANCES ON ANY CLOSING DATE.

            The Initial Lender's obligation to make Advances hereunder on any Closing Date shall be subject to the satisfaction, prior to or concurrently with the making of such Advances, of the following conditions:

            Section 4.1 Performance of Obligations. The Borrower and AutoBond shall each have performed in all material respects all of their respective obligations to be performed hereunder prior to or on such Closing Date.

            Section 4.2 Representations True; No Event of Default. The representations and warranties of the Borrower pursuant to Section 2.1 and of AutoBond pursuant to Section 2.2 shall be true on and as of such Closing Date and the representations and warranties with respect to the Specified Auto Loans pursuant to Section 2.3 shall be true on and as of the related Closing Date with the same effect as though such representations and warranties had been made on and as of such Closing Date. There shall exist on such Closing Date no Default or Event of Default.

            Section 4.3 No Merger or Change in Control. Neither AutoBond nor the Borrower shall have dissolved or liquidated or consolidated or merged with, or been wound up into, or sold, leased or otherwise disposed of all or substantially all of its Properties to, any Person (other than a merger into a wholly-owned Subsidiary for the purposes of reincorporation), unless the surviving or transferee entity has assumed all the obligations of AutoBond or the Borrower hereunder, as applicable.

            Section 4.4 Searches. The Borrower shall have delivered to the Initial Lender such evidence (including without limitation, Uniform Commercial Code search certificates, releases and termination statements) as the Initial Lender may request to establish that there are no financing statements filed against the Collateral other than with respect to Permitted Liens.

            Section 4.5 Consents and Approvals. The Borrower and AutoBond shall have obtained any necessary consents, waivers, approvals, authorizations, registrations, filings, licenses and notifications (including, if necessary, qualifying to do business in, and qualifying under the applicable consumer laws of, each jurisdiction where the Borrower and AutoBond is then doing business, or is expected to be doing business utilizing the proceeds of such Advance) and the same shall be in full force and effect.

            Section 4.6 Proceedings, Instruments, etc. All proceedings and actions taken on or prior to such Closing Date in connection with the transactions contemplated by this Agreement, the Program Documents and the Note, and all instruments incident thereto, shall be in form and substance reasonably satisfactory to the Initial Lender, and the Initial Lender shall have received copies of all documents that the Initial Lender may reasonably request in connection with such proceedings, actions and transactions.

            Section 4.7 Other Documents. The Borrower and AutoBond shall have delivered to the Initial Lender such other documents, instruments, approvals (and if requested certified duplication of executed copies thereof) and opinions as the Initial Lender may have reasonably requested. Each of the Program Documents shall remain in full force and effect.

            Section 4.8 Continuance of a Funding Termination Event or an Event of Default. No Funding Termination Event or Event of Default shall have occurred and be continuing.

SECTION 5. CERTAIN SPECIAL RIGHTS.

            Section 5.1 Home Office Payment. Notwithstanding any provision to the contrary in the Program Documents, the Trustee, on behalf of the Borrower, will punctually pay in immediately available funds prior to noon, New York City time, all amounts payable with respect to the Advances in accordance with the provisions of this Agreement and the Indenture (without the necessity for any presentation or surrender thereof or any notation of such payment thereon) in the manner and at any address as the Lender may from time to time direct in writing. The Initial Lender agrees that, as promptly as practicable after the payment or prepayment of any Advance, the Initial Lender will record such payment or prepayment on the Note. The Borrower will afford the benefits of this
Section 5.1 to any Assignee, each of which, by its receipt and acceptance of a Note, will be deemed to have made the same agreement relating to the Advances as the Initial Lender has made in this Section 5.1. The Borrower shall only be obligated to make payments on any Advance to an Assignee in the manner provided in this Section 5.1 from and after the time such Assignee provides to the Borrower and the Trustee written notice of its election to receive payments in such manner and the address to which payments are to be directed (including the account number of Assignee's bank account to which payments are to be directed and the name, address and ABA number of the bank in which such account is maintained, if payments are to be made to such Assignee by the wire transfer of immediately available funds).

            Section 5.2 Certain Taxes. The Borrower will pay all taxes (other than income or franchise taxes incurred by the Lender) in connection with the execution and delivery of this Agreement and the Indenture the issuance of the Note(s) by the Borrower, the borrowings hereunder and any modification of the Program Documents or the Note requested or required by the Borrower and will save the Lender harmless, without limitation as to time, against any and all liabilities (including, without limitation, any interest or penalty for nonpayment or


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

delay in payment, or any income taxes paid by the Lender or any Assignee in connection with any reimbursement by the Borrower for the payment by any other Person of any such taxes) with respect to all such taxes. The obligations of the Borrower under this Section 5.2 shall survive the payment in full of the Advances and the termination of the Program Documents.

            Section 5.3 Substitution of Initial Lender. The Initial Lender shall have the right to substitute any of the Initial Lender's Affiliates as the maker of all or any portion of the aggregate principal amount of Advances to be made by the Initial Lender, by written notice delivered to the Borrower, which notice shall be signed by both the Initial Lender and such Affiliate and shall contain such Affiliate's agreement to be bound by this Agreement. The Borrower agrees that upon receipt of such notice (a) wherever the word "the Initial Lender" is used in this Agreement (other than in this Section 5.3) such word shall be deemed to refer to such Affiliate in addition to or instead of to the Initial Lender, as the case may be, and (b) the Initial Lender shall, to the extent of the assumption by such Affiliate of the Initial Lender's obligations hereunder, be released from its obligations under this Agreement. The Borrower also agrees that if the Initial Lender, at any time, acquires from any Affiliate all or any portion of such Affiliate's rights under this Agreement, wherever the word "the Initial Lender" is used in this Agreement such word shall thereafter be deemed to refer to the Initial Lender in addition to or instead of to such Affiliate, as the case may be, and such Affiliate shall, to the extent of the assumption by the Initial Lender of such Affiliate's obligations hereunder, be released from all of its obligations under this Agreement. Notwithstanding any other provision of this Section 5.3, neither the Initial Lender nor any Affiliate thereof shall be entitled to substitute any other party as the maker of any Advances if as a result of such substitution the Borrower would be required to register as an "investment company" under the Investment Company Act of 1940, as amended.

SECTION 6. ADVANCE MATURITY; ADVANCE PREPAYMENTS.

            Section 6.1 Advance Maturity. Each Advance shall be due and payable on the related Maturity Date.

            Section 6.2 Mandatory Prepayments. The Borrower shall immediately prepay, or (in the case of an Exchange) be deemed to have prepaid, the Advances, without premium, together with interest accrued on the amount to be prepaid to the date of prepayment and any unpaid fees with respect thereto, (a) to the extent required on each Payment Date pursuant to Section 13.05 of the Indenture and (b) upon the occurrence of an Exchange. No prepayment pursuant to this
Section 6.2 shall in and of itself have any effect on the obligation of the Initial Lender to make Advances under this Agreement nor the right of the Borrower to reborrow an amount equal to such repayment.

            Upon the occurrence of an Event of Default, the Borrower will make payments on the Advances in accordance with Section 11 hereof and Section 13.05 of the Indenture.


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            Section 6.3 Voluntary Prepayments. After the last Advance is made hereunder, the Borrower may prepay the Advances in full, without premium, at any time after the outstanding Advances are 10% or less than the aggregate amount of Advances outstanding on the date of such final Advance.

SECTION 7. ASSIGNMENTS AND PARTICIPATIONS.

            Section 7.1 Assignments. (a) The Borrower may not assign its rights or obligations hereunder or under the Notes without the prior consent of the Lender in its sole discretion (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of Advances outstanding).

            (b) Pursuant to the terms of the Indenture, the Lender may assign to any person or entity who is an accredited investor (as such term is defined in Rule 501(a) promulgated under the Securities Act) (each, an "Assignee"), all or any portion of the Advances and the Notes; provided that any assignment of a portion of the Advances and the Notes shall be in an amount not less than the Minimum Assignment Denomination. Upon written notice to the Borrower of an assignment in accordance with the preceding sentence (which notice shall identify the Assignee and the amount of the Advances and Notes assigned), the Assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment), the obligations, rights and benefits of the Lender hereunder with respect to the Advance(s) assigned to it. For all purposes of this Agreement, the Assignee shall, so long as the Advance(s) assigned to such Assignee remain unpaid, be entitled to the rights and benefits of this Agreement with respect to the Advance(s) assigned to it as if (and the Borrower shall be directly obligated to such Assignee under this Agreement as if) such Assignee were the "Lender" for purposes of this Agreement. Accordingly, unless otherwise provided, whenever any action, waiver, notice or consent is to be provided to or by the Lender as herein specified, such action, waiver, notice or consent shall (unless otherwise expressly specified herein) also be provided to or by each Assignee.

            (c) The Lender shall provide notice of each assignment to the Trustee and AutoBond; provided that failure to provide such notice shall not affect the validity of any assignment.

            (d) Notwithstanding the provisions of this Section 7.1, no assignment of an interest in an Advance to an entity outside the United States of America shall be effective unless the prospective Assignee thereof certifies to the Borrower and AutoBond that payments to it in respect of the Advances will not be subject to withholding taxes imposed by any Governmental Authority in the United States of America or any political subdivision or taxing authority thereof or therein or that if it is subject to such withholding taxes it will not seek reimbursement or gross-up from the Borrower or AutoBond.

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

            Section 7.2 Participations. (a) The Lender may sell or agree to sell to any person or entity who is an accredited investor (as such term is defined in Rule 501(a) promulgated under the Securities Act) a participation in all or any part of any Advance held by it or Advances made or to be made by it, but shall not have any direct rights or benefits under this Agreement or any Note (the participant's rights against the Lender in respect of such participation to be those set forth in the agreement executed by the Lender in favor of the participant). All amounts payable by the Borrower to the Lender under this Agreement shall be determined as if the Lender had not sold or agreed to sell any participations in such Advance and as if the Lender were funding all of such Advance in the same way that it is funding the Advance in which no participations have been sold.

            (b) The Lender may furnish any information concerning the Borrower, AutoBond or any of their other Affiliates in the possession of the Lender from time to time to assignees and participants (including prospective assignees and participants); provided, however, that, prior to receipt of any such information, and prior to any inspection by a Lender, other than the Initial Lender, pursuant to Sections 10.1(a) and 10.1(b) hereof, such assignees and participants or prospective assignees and participants, as the case may be, may be required by the Borrower to execute a confidentiality agreement in form and substance reasonably acceptable to the Borrower.

SECTION 8. CERTAIN COVENANTS OF THE BORROWER.

            The Borrower covenants and agrees that so long as any Advance shall remain unpaid:

            Section 8.1 Maintenance of Office. The Borrower will maintain at its office located at its address shown at the head of this Agreement an office where notices, presentations and demands in respect of this Agreement and the Note may be given to and made upon it; provided, however, that it may, upon fifteen (15) Business Days prior written notice to the Lender, move such office to any other location within the boundaries of the continental United States of America.

            Section 8.2 Existence. The Borrower will take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to preserve and keep in full force and effect its existence, rights and privileges as a corporation and will not liquidate or dissolve, and it will take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to qualify, and to preserve and keep in full force and effect its qualification, to do business in each jurisdiction in which the conduct of its business or the ownership or leasing of its properties requires such qualification.

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            Section 8.3 General Maintenance of Business, Etc. The Borrower will:

            (a) keep proper books of record and accounts in which entries will be made of its business transactions in accordance with and to the extent required by generally accepted accounting principles;

            (b) enforce (or cause the Servicer or the Trustee, as the case may be, to enforce) all of its rights under each of the Program Documents to which it is a party and each other agreement entered into in connection with the transactions contemplated hereby.

            Section 8.4 Inspection. The Borrower will permit, upon reasonable notice to it, the Lender, by its representatives, agents or attorneys: (a) to examine all books of account, records, reports and other papers of the Borrower (including the Loan Files), (b) to make copies and take extracts from any thereof, (c) to discuss the affairs, finances and accounts of the Borrower with its respective officers and independent certified public accountants (and by this provision the Borrower hereby authorizes said accountants to discuss with the Lender the finances and accounts of the Borrower) and (d) to visit and inspect, at reasonable times during normal business hours, the properties of the Borrower. It is understood and agreed by the parties hereto that, so long as no Default or Event of Default shall have occurred and than be continuing, all reasonable expenses in connection with any such inspection or discussion incurred by the Lender or the Borrower, any officers and employees thereof and the independent certified public accountants therefor shall be expenses payable by the Person making the inspection or discussion.

            Section 8.5 Compliance with Law, etc. The Borrower will not (i) violate any laws, ordinances, governmental rules or regulations to which it is or may become subject, or (ii) fail to obtain or maintain any patents, trademarks, service marks, trade names, copyrights, design patents, licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business, except in each case to the extent that any such violation or failure could not materially and adversely affect the business, earnings, prospects, properties or condition (financial or other) of the Borrower.

            Section 8.6 Payment of Taxes and Claims. The Borrower will pay, and discharge, promptly when due all taxes, assessments and governmental charges and levies imposed upon it, its income or profits or any of its properties; provided, however, that the foregoing need not be paid while the same is being contested in good faith by appropriate proceedings diligently conducted so long as:

            (a) adequate reserves shall have been established in accordance with generally accepted accounting principles with respect thereto; and

            (b) the right of the Borrower to use the particular property shall not be materially and adversely affected thereby.

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

            Section 8.7 Limitations on Indebtedness. The Borrower will not at any time incur, create, assume or guarantee, or otherwise become or be liable in any manner with respect to, any Indebtedness, except the Advances.

            Section 8.8 Restricted Investments. With respect to amounts on deposit in the Trust Accounts, the Borrower will not make any Restricted Investments.

            Section 8.9 Nature of Business. The Borrower will not engage in any business or activity (whether or not pursued for gain or other pecuniary advantage) other than Dispositions.

            Section 8.10 Independence. Until 367 days have elapsed following payment and satisfaction of all obligations of the Borrower hereunder and under the Note, the Borrower shall be required to observe the applicable legal requirements for the recognition of the Borrower as a legal entity separate and apart from AutoBond and each other Affiliate of AutoBond, including, without limitation, assuring that each of the following is complied with:

            (a) the Borrower shall maintain separate records, books of account and financial statements (each of which shall be sufficiently full and complete to permit a determination of the Borrower's assets and liabilities separate and apart from those of AutoBond and each other Affiliate of AutoBond and to permit a determination of the obligees thereon and the time for performance of each of the Borrower's obligations separate and apart from those of AutoBond and each other Affiliate of AutoBond) from those of AutoBond and each other Affiliate of AutoBond;

            (b) the Borrower shall not commingle any of its assets or funds with those of AutoBond or any of the other Affiliates of AutoBond;

            (c) the Borrower shall maintain a separate board of directors (including an "independent director" (as such term is defined in the Borrower's Certificate of Incorporation)) and shall observe all separate corporate formalities, and all decisions with respect to the Borrower's business and daily operations shall be independently made by the officers of the Borrower pursuant to resolutions of its board of directors;

            (d) other than payment of dividends and return of capital, no transactions shall be entered into between the Borrower and AutoBond or between the Borrower and any of the other Affiliates of AutoBond except such transactions as are contemplated by the Loan Sale Agreement;

            (e) except for such origination, collection and servicing functions as AutoBond may perform on behalf of the Borrower pursuant to the Program Documents, the Borrower shall act solely in its own name and through its own authorized officers and agents and the Borrower will not act as agent of AutoBond or any other person in any capacity;

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

            (f) except for any funds received from AutoBond as a capital contribution, the Borrower shall not accept funds from AutoBond or any of the other Affiliates of AutoBond; and the Borrower shall not allow AutoBond or any of the other Affiliates of AutoBond otherwise to supply funds to, or guarantee any obligation of, the Borrower;

            (g) the Borrower shall not guarantee, or otherwise become liable with respect to, any obligation of AutoBond or any of the other Affiliates of AutoBond; and

            (h) the Borrower shall at all times hold itself out to the public under the Borrower's own name as a legal entity separate and distinct from AutoBond and the other Affiliates of AutoBond.

            Section 8.11 Other Agreements and Parties. The Borrower will comply with all terms of the Program Documents to which it is a party. The Borrower will not (a) enter into any agreements other than the Program Documents to which it is a party without the consent of the Lender (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of Advances outstanding), such consent not to be unreasonably withheld, (b) except as otherwise expressly set forth herein and in the Indenture, agree to any amendment, supplement or modification to or waiver of the terms of the Program Documents to which it is a party without the consent of the Lender (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of Advances outstanding), such consent not to be unreasonably withheld,
(c) appoint any Successor Servicer, without the consent of the Lender (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of the Advances outstanding) or (d) consent to the appointment of any Subservicer, without the consent of the Lender (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of the Advances outstanding).

            Section 8.12 Investment Company Act. The Borrower will not take any action which would require it to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

            Section 8.13 Liens. The Borrower will not permit any Lien to exist on any of its Properties, whether now owned or hereafter acquired, other than Permitted Liens.

SECTION 9. CERTAIN COVENANTS OF AUTOBOND.

            AutoBond covenants and agrees that so long as any Advances shall remain unpaid:

            Section 9.1 Existence. AutoBond will take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to preserve and keep in full force and effect its existence, rights and privileges as a corporation and will not liquidate or dissolve, and it will take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to

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

qualify, and to preserve and keep in full force and effect its qualification, to do business in each jurisdiction in which the conduct of its business or the ownership or leasing of its properties requires such qualification.

            Section 9.2 Compliance with Law, etc. AutoBond will not (a) violate any laws, ordinances, governmental rules or regulations to which it is or may become subject or (b) fail to obtain or maintain any patents, trademarks, service marks, trade names, copyrights, design patents, licenses, permits, franchises or other governmental authorizations necessary to the ownership of its Property or to the conduct of its business.

            Section 9.3 Payment of Taxes and Claims. AutoBond will pay and discharge promptly, as and when due, all taxes, assessments and governmental charges and levies imposed upon it, its income or profits or any of its properties; provided, however, that the foregoing need not be paid while the same is being contested in good faith by appropriate proceedings diligently conducted so long as:

            (a) adequate reserves shall have been established in accordance with generally accepted accounting principles with respect thereto; and

            (b) the right of AutoBond, as the case may be, to use the particular property shall not be materially and adversely affected thereby.

            Section 9.4 Inspection. AutoBond will permit, upon reasonable notice to it, the Lender, by its representatives, agents or attorneys, (a) to examine all books of account, records, reports and other papers of AutoBond relevant to its role as Servicer (including the Loan Files), (b) to make copies and take extracts from any thereof, (c) to discuss the affairs, finances and accounts of AutoBond with its respective officers and independent certified public accountants (and by this provision AutoBond hereby authorizes said accountants to discuss with the Lender the finances and accounts of AutoBond), and (d) to visit and inspect, at reasonable times during normal business hours, the properties of AutoBond. It is understood and agreed by the parties hereto that all reasonable expenses in connection with any such inspection or discussion incurred by the Lender or AutoBond, any officers and employees thereof and the independent certified public accountants therefor shall be expenses payable by AutoBond.

            Section 9.5 Consolidation and Merger. AutoBond shall not merge or consolidate with any other Person unless (i) the entity surviving such merger or consolidation is a corporation organized under the laws of the United States or any State, (ii) the surviving entity, if not AutoBond, shall execute and deliver to the Borrower and the Trustee, in form and substance satisfactory to each of them, (x) an instrument expressly assuming all of the obligations of AutoBond hereunder and under the Program Documents, and (y) an Opinion of Counsel to the effect that such Person is a corporation of the type described in the preceding clause (i), has effectively assumed the obligations of AutoBond hereunder, that all conditions precedent provided for in this Agreement relating to such transaction have been complied with,

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and, that in the opinion of such counsel, all UCC financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Borrower and the Trustee in the Trust Assets, and reciting the details of such filings, or stating that no such action shall be necessary to preserve and protect such interest, and (iii) immediately after giving effect to such transaction, no Event of Default or Default shall have occurred and be continuing. AutoBond and any surviving entity, if not AutoBond, will keep all of its material assets within the United States at all times.

            Section 9.6 Control. So long as any of the Note remains Outstanding, AutoBond will not sell, pledge or otherwise transfer any of the capital stock of the Borrower held by AutoBond.

            Section 9.7 Tax Returns. (a) At all times, so long as any of the Note or the other obligations secured by the Indenture remain outstanding, AutoBond and the Borrower shall be members of the same affiliated group within the meaning of Section 1504 of the Code (the "AutoBond Group") and shall join in the filing of a consolidated return for federal income tax purposes and, to the extent permitted by law, in the filing of consolidated or combined returns for state, local and foreign tax purposes.

            (b) AutoBond shall promptly pay and discharge, or cause the payment and discharge of, all the AutoBond Group, or federal income taxes (and all other material taxes) when due and payable by AutoBond, the Borrower, except (i) such as may be paid thereafter without penalty or (ii) such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. AutoBond shall promptly notify the Borrower, the Trustee and the Noteholders of any material challenge, contest or proceeding pending by or against AutoBond or AutoBond Group before any taxing authority.

            Section 9.8 Protection of Right, Title and Interest.

            (a) AutoBond shall deliver (or cause to be delivered) to the Borrower and the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that AutoBond fails to perform its obligations under this subsection, the Borrower or the Trustee may do so, on AutoBond's behalf, at the expense of AutoBond. AutoBond hereby grants the Borrower and the Trustee a power of attorney to effectuate the provisions of the preceding sentence.

            (b) AutoBond shall not change its name identity, or corporate structure in any manner that would, could, or might make any UCC financing statement or continuation statement filed by AutoBond in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless it shall have given the Borrower and the Trustee at least five days' prior written notice thereof and

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      shall have promptly filed appropriate amendments to all previously filed
      UCC financing statements or continuation statements.

            (c) AutoBond shall give the Borrower and the Trustee at least 60 days' prior written notice of any relocation of its principal place of business or chief executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed UCC financing or continuation statement or of any new UCC financing statement and shall promptly file any such amendment. AutoBond shall at all times maintain each office from which it shall service the Auto Loans and its principal executive office, within the United States of America. AutoBond shall pay all filing fees or taxes payable in respect of any UCC financing or continuation statements required to be filed pursuant to this Section 9.8(c).

            (d) AutoBond shall deliver to the Borrower and the Trustee promptly after the execution and delivery of each amendment hereto, an Opinion of Counsel either (i) stating that, in the opinion of such counsel, all UCC financing statements and continuation statements necessary to preserve and protect fully the interest of the Borrower and the Trustee in the Trust Property have been filed, or (ii) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

            (e) Other Liens or Interests. Except for the conveyances under the Indenture, AutoBond will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Trust Property or any interest therein, and AutoBond shall defend the right, title, and interest of the Borrower and the Trustee in, to and under the Trust Property against all claims of third parties claiming through or under AutoBond; provided however, that AutoBond's obligations under this Section 9.8 shall terminate upon the repayment in full of the Note and the expiration of any applicable preference period.

            Section 9.9 Further Assurances. AutoBond will promptly execute and deliver all further instruments and documents and take all further action that may be necessary in order to give effect to the provisions of the Program Documents and the transactions contemplated hereby.

            Section 9.10 Independence. Until 367 days have elapsed following payment and satisfaction of all obligations of the Borrower hereunder and in respect of the Advances, AutoBond shall be required to (and shall assure that each other Affiliate of AutoBond shall) observe the applicable legal requirements for the recognition of the Borrower as a legal entity separate and apart from AutoBond and each other Affiliate of AutoBond, including, without limitation, assuring that each of the following is complied with:

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            (a) AutoBond and each other Affiliate of AutoBond shall maintain separate records and books of account (each of which shall be sufficiently full and complete to permit a determination of the assets and liabilities of AutoBond or such Affiliate, as the case may be, separate and apart from those of the Borrower and to permit a determination of the obligees thereon and the time for performance on each of the obligations of AutoBond or such Affiliate, as the case may be, separate and apart from those of the Borrower) from those of the Borrower;

            (b) neither AutoBond nor any of its other Affiliates shall commingle any of its assets or funds with those of the Borrower;

            (c) the board of directors of AutoBond shall not dictate decisions with respect to the Borrower's business and daily operations and AutoBond shall maintain its own corporate formalities and shall otherwise respect the separate corporate identity of the Borrower;

            (d) other than the making of capital contributions and the transactions contemplated by the Loan Sale Agreement, neither AutoBond nor any of its other Affiliates shall enter into any transactions with the Borrower;

            (e) neither AutoBond nor any of its other Affiliates shall accept appointment as, or act as, an agent of the Borrower except, to the extent AutoBond performs certain servicing and collection functions pursuant to the Servicing Agreement;

            (f) neither AutoBond nor any of its other Affiliates shall advance funds to the Borrower (except for the making of capital contributions); and neither AutoBond nor any of its other Affiliates will otherwise supply funds to, or guarantee any obligation of, the Borrower;

            (g) neither AutoBond nor any of its other Affiliates shall guarantee, or otherwise become liable with respect to, any obligation of the Borrower;

            (h) AutoBond and each of its other Affiliates shall at all times hold itself out to the public under its respective name as a legal entity separate and distinct from the Borrower; and

            (i) all financial reports prepared by AutoBond and each of its other Affiliates shall comply with generally accepted accounting principles.

            Section 9.11 Other Agreements and Parties. AutoBond will comply with all terms of the Program Documents to which it is a party. AutoBond will not (a) except as otherwise expressly set forth herein and in the Indenture, agree to any amendment, supplement or modification to or waiver of the terms of the Program Documents to which it is a party without the consent of the Lender (or, if multiple Lenders, the Lenders in respect of a majority


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

in aggregate principal amount of Advances outstanding), (b) appoint any Successor Servicer, without the consent of the Lender (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of the Advances outstanding), such consent not to be unreasonably withheld or (c) consent to the appointment of any Subservicer, without the consent of the Lender (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of the Advances outstanding), such consent not to be unreasonably withheld.

            Section 9.12 Servicing Arrangements. AutoBond will take any necessary action to evidence that the Specified Auto Loans are to be serviced and administered by the Servicer under the Servicing Agreement. AutoBond will act as Servicer under the Servicing Agreement and will perform its duties as Servicer thereunder in accordance with the provisions of the Servicing Agreement, the AutoBond Program Manual and this Agreement. So long as any Advances are outstanding, upon the occurrence of an Event of Termination under the Servicing Agreement, AutoBond agrees to provide prompt notice to the Lender of such Event of Termination and to thereafter act in accordance with the instructions of the Lender, including the appointment of a new Servicer.

            Section 9.13 Preservation of Quality of Auto Loans. AutoBond will use its best efforts to prevent a deterioration in the quality of the Specified Auto Loans and will use its best efforts as Servicer to preserve the credit quality and collectibility of the Specified Auto Loans.

            Section 9.14 Exclusivity. Until the Commitment Termination Date, AutoBond agrees to finance the acquisition of Auto Loans solely through the funds provided under the Commitment.

SECTION 10. INFORMATION TO BE FURNISHED TO LENDER.

            Section 10.1 Information to be Furnished by the Borrower and AutoBond.

            The Borrower and AutoBond will deliver or cause to be delivered to the Lender the following:

            (a) promptly (and in any event within five (5) days) after any Executive Officer of the Borrower or AutoBond shall have obtained knowledge of any Default or Event of Default, an Officer's Certificate from the Borrower or AutoBond specifying the nature and period of existence thereof, what action the Borrower or AutoBond has taken or is taking or proposes to take with respect thereto, and an estimate of the time necessary to cure such condition or event; and

            (b) promptly upon request therefor, such other data, filings and information as the Lender may from time to time reasonably request.


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SECTION 11. DEFAULTS, REMEDIES AND TERMINATION.

            Section 11.1 Events of Default. Events of Default and Remedies therefor in respect of the Advances and the Notes are as set forth in Sections 6.01, 6.03 and 13.07 of the Indenture.

SECTION 12. INTERPRETATION OF AGREEMENT.

            Section 12.1 Definitions. Capitalized terms used herein but not defined shall have the meaning set forth in the Indenture. Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural form of the terms defined, where either such form is used in this Agreement):

            The term "Advances" means the advances provided for by Section 1.1.

            The term "Affiliate," with respect to any Person (hereinafter "such Person"), shall mean any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person or another Affiliate of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.

            The term "APR" shall mean the annual percentage rate of an Auto Loan as determined according to the related contractual documents with the Obligor thereof.

            The term "Assignee" shall have the meaning set forth in Section 8.1(b).

            The term "Authorized Officer" means, with respect to AutoBond or the Borrower, any officer of AutoBond or the Borrower, as the case may be, who is authorized to act for AutoBond or the Borrower, as the case may be, in matters relating to transactions contemplated by this Agreement.

            The term "AutoBond Program Manual" means the AutoBond Program Manual (including the Credit and Collection Policies), as modified from time to time, with notice of each such modification to the Servicer, the Trustee and the Lender.

            The term "Auto Loan" means a fixed-rate, fully amortizing, closed-end installment loan (bearing interest calculable on a simple interest basis or based upon the Rule of 78s arising from the sale of a new or used automobiles and light-duty trucks and vans to a consumer which includes, without limitation, (i) all security interests or liens and property subject thereto from time to time purporting to secure payment by


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

      the obligor thereunder, including, without limitation, AutoBond's rights under the related dealer agreement, (ii) all guarantees, indemnities and warranties, insurance policies, certificates of title and other agreements or arrangements of whatever character from time to time supporting or securing payment of such loan, (iii) all collections and records with respect to the foregoing and (iv) all proceeds of any of the foregoing.

            The term "AutoBond" shall mean AutoBond Acceptance Corporation, a Texas corporation.

            The term "Available Facility Amount," on any date of determination, shall mean the sum of (a) the Commitment on such date, minus (b) the aggregate Advances made on or prior to such day.

            The term "Board" shall mean, with respect to any Person, its board of directors or, if it does not have a board of directors, its governing body which performs the same duties as a board of directors.

            The term "Borrowing Notice" shall have the meaning set forth in
      Section 1.3 hereof.

            The term "Business Day" shall mean any day other than a Saturday or a Sunday, or another day on which commercial banks in the States of New York, Texas or Nevada (or in any other state in which the Servicer or any Agent is located) are required, or authorized by law, to close.

            The term "Capital Lease" shall mean any lease or other agreement for the use of property which is required to be capitalized on a balance sheet of the lessee or other user of property in accordance with generally accepted accounting principles.

            The term "Closing Date" shall have the meaning set forth in Section
      1.2 hereof.

            The term "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and any successor statute, together with the rules and regulations thereunder.

            The term "Collateral" shall mean that portion of the Trust Estate allocated to the Note.

            The term "Collection Period' shall mean each calendar month.

            The term "Commitment" shall mean the obligation of the Initial Lender to make Advances in an amount equal to 105% of (a) Specified Auto Loans with an Unpaid Principal Balance of $10,000,000, in the case of the initial Advance, (b) $80,000,000,


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      in the case of all other Advances during the month of June 1998 and (c)
      the Unpaid Principal Balance of Specified Auto Loans pledged under the Indenture pursuant to all other Advances, not to exceed an additional $20,000,000 in Specified Auto Loans per month in any month following June 1998.

            The term "Commitment Termination Date" shall mean May 31, 1999, upon 90 days' prior written notice from the Lender, or if such notice is not given, May 31, 2000.

            The term "Credit and Collection Policies" means written credit procedures and policies consistent with the requirements of this Agreement and the Servicing Agreement, in effect from time to time formulated by AutoBond as to the requirements of certain servicing matters and comprising part of AutoBond Program Manual.

            The term "Cut-off Date" shall have the meaning assigned thereto in the Indenture.

            The term "Dealer" shall mean each automobile dealer with whom AutoBond has entered into a Dealer Agreement.

            The term "Dealer Agreement" shall mean each agreement between AutoBond and a Dealer, which provides for acquisition of the Auto Loans.

            The term "Default" shall mean any event or condition that would become an Event of Default after notice or passage of time or both.

            The term "Defaulted Auto Loan" shall mean an Auto Loan which by its terms has more than 10% of any installment of principal or interest which is 60 or more days contractually past due.

            The term "Determination Date" shall mean the 10th day of each month (or the immediately preceding Business Days if such day is not a Business
      Day).

            The term "Dollars" or "$" shall mean the lawful currency of the United States of America, and in relation to any payment under this Agreement, same day or immediately available funds.

            The term "Eligible Auto Loan" shall mean any Auto Loan as to which the representations and warranties set forth in Section 2.3(a) are true and correct as of the related Closing Date.

            The term "Eligible Dealer" shall mean a franchised Dealer (a) duly licensed and authorized as a dealer in new or used Automobiles by Governmental Authorities and (b) as to which AutoBond has entered into a Dealer Agreement.


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

            The term "Event of Default" shall have the meaning assigned thereto in the Indenture.

            The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            The term "Executive Officer" with respect to a Person shall mean the Chief Executive Officer, President, Chief Operating Officer or Chief Financial Officer.

            The "fair valuation" of the Properties of any Person shall be determined on the basis of the amount which may be realized within a reasonable time, either through collection or sale of such assets at the regular market value, conceiving the latter as the amount which could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions.

            The term "Financed Vehicles" shall mean a new or used automobile, van or light-duty truck, the purchase of the Obligor financed with an Auto Loan.

            The term "Funding Termination Event" means the occurrence of (a) an Event of Default, (b) if AutoBond is the Servicer, a Triggering Event, (c) an Event of Default under that certain Note Agreement dated as of June 9, 1998, between AutoBond and the Initial Lender, or (d) a default under that certain Stock Option Agreement (the "Option Agreement") dated as of June 9, 1998 by and between Dynex Holding, Inc. and Messrs. Adrian Katz, William O. Winsauer and John S. Winsauer (collectively, the "Stockholders") by AutoBond or the Stockholders, which materially impairs the value of the Option (as defined in the Option Agreement).

            The term "generally accepted accounting principles" shall mean, as of the date of any determination with respect thereto, generally accepted accounting principles as understood and applied in the United States at the time in question.

            The term "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            The term "Guarantee," with respect to any Person, shall mean all obligations of such Person guaranteeing or in effect guaranteeing any Indebtedness (including, without limitation, liability in respect of a joint venture or a partnership), dividend or other obligation or Investment of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including obligations incurred through an agreement, contingent or otherwise, by such Person (a) to purchase such Indebtedness, obligation or Investment or any property or assets constituting security therefor, (b) to


                                       35

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

      advance or supply funds (i) for the purchase or payment of such Indebtedness, obligation or Investment or (ii) to maintain working capital or equity capital, or otherwise to advance or make available funds for the purchase or payment of such Indebtedness, obligation or Investment, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness, obligation or Investment of the ability of the primary obligor to make payment of such Indebtedness, obligation or Investment, or (d) otherwise to assure the owner of such Indebtedness, obligation or Investment against loss in respect thereof.

            The terms "hereof," "herein," "hereunder" and other words of similar import shall be construed to refer to this Agreement as a whole and not to any particular Section or other subsection.

            The term "Increased Cost" shall have the meaning set forth in
      Section 1.6(d) hereof.

            The term "Indebtedness," with respect to any Person, shall mean all items (other than capital stock, capital surplus, retained earnings and deferred credits and deferred income taxes), which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date on which Indebtedness is to be determined. The term "Indebtedness" shall also include, whether or not so reflected, (a) indebtedness, obligations and liabilities secured by any Lien on property of such Person, whether or not the indebtedness secured thereby shall have been assumed by such Person, (b) all obligations of such Person in respect of Capital Leases, and (c) all Guarantees.

            The term "Indenture" shall have the meaning set forth in the Preamble hereof.

            The term "Independent Accountant" shall have the meaning set forth in Section 1.7 hereof.

            The term "Initial Closing Date" shall have the meaning set forth in
      Section 1.2 hereof.

            The term "Initial Lender" shall mean Dynex Capital, Inc.

            The term "Interest Payment Date" means each Payment Date and each date upon which Advances are repaid, either in whole or in part.

            The term "Interest Period" shall mean, with respect to any Advance, the period commencing with the date of such Advance to and excluding the Payment Date occurring in the month following the date of such Advance, and thereafter, the period commencing with each Payment Date, to and excluding the following Payment Date;


                                       36

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

      provided that the final Interest Period in respect of an Advance shall end on (but exclude) the Maturity Date or prepayment date in respect of such Advance.

            The term "Interest Rate" shall mean, with respect to an Advance for any Interest Period, a per annum rate equal to (a) in respect of that portion of an Advance evidenced by Class A Notes, the corporate bond equivalent yield on the three-year U.S. Treasury security, based on the quotation reported by Bloomberg Financial Markets on the Closing Date for such Advance, plus 2% and (b) in respect of that portion of an Advance evidenced by Class B Notes, 16%.

            The term "Investment" shall mean any loan, advance, extension of credit (except for accounts and notes receivable for merchandise sold or services furnished in the ordinary course of business, and amounts paid in advance on account of the purchase price of merchandise to be delivered to the payor within one year of the date of the advance), or purchase of stock, notes, bonds or other securities or capital contribution to any Person, whether in cash or other property. The amount of any Investment shall be its cost (the amount of cash or the fair market value of other property given in exchange therefor).

            The term "Lender" shall mean the Initial Lender and any Assignees thereof.

            The term "Lien" shall mean any interest in property securing an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, civil law, statute, civil code or contract, whether or not such interest shall be recorded or perfected and whether or not such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, and including the lien, privilege, security interest or other encumbrance arising from a mortgage, deed of trust, hypothecation, cession, transfer, assignment, pledge, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment or bailment for security purposes. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purposes of this Agreement, a Person shall be deemed to be the owner of any property that such Person shall have acquired or shall hold subject to a conditional sale agreement or other arrangement (including a leasing arrangement) pursuant to which title to the property shall have been retained by or vested in some other Person for security purposes.

            The term "Loan Acquisition Price" shall mean 105% of the Unpaid Principal Balance for Specified Auto Loans as of the date of purchase under the Loan Sale Agreement.

            The term "Loan Documents" means, with respect to an Auto Loan (a) a copy of the retail installment loan contract and security agreement evidencing such Auto Loan,


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

      (b) a copy of the credit application, and (c) a copy of an executed agreement to provide insurance signed by the Obligor or a binder in respect thereof.

            The term "Loan File" means, with respect to any Auto Loan, the original retail installment loan contract and security agreement evidencing the Auto Loan and originals or copies of such other documents and instruments relating to such Auto Loan and the security interest on the selected Financed Vehicle as specified in the Credit and Collection Policies.

            The term "Loan Purchase Account" shall have the meaning set forth in the Indenture.

            The term "Loan Sale Agreement" shall mean the Loan Sale Agreement dated as of June 9, 1998 between the Borrower and AutoBond, pursuant to which the Borrower agrees to acquire Eligible Auto Loans, as from time to time further amended, supplemented or modified.

            The term "Maturity Date" in respect of any Advance shall mean the date that is 60 months from the date of such Advance.

            The term "Minimum Assignment Denomination" shall mean $500,000.

            The term "Monthly Servicer Fee" shall have the meaning specified in the Indenture.

            The term "Net Payoff Balance" means, in respect of any Precomputed Auto Loans, the net payoff less any accrued but unpaid late charges, as determined in accordance with the worksheet attached hereto as Schedule 2.

            The term "Net Principal Balance" means, with respect to any Precomputed Auto Loan, the Net Payoff Balance as of the due date of the last full Scheduled Payment, or if more recent, the due date of the last periodic payment of principal thereon.

            The term "Nondefaulted Auto Loan" shall mean an Auto Loan which is not a Defaulted Auto Loan.

            The term "Note(s)" shall have the meaning set forth in Section 1.2(b) hereof and shall include any subdivision of the Note issued in accordance with Section 1.2(c).

            The term "Obligor" shall mean, with respect to any Auto Loan, the Person primarily obligated to make payments in respect thereto.

            The term "Officer's Certificate" (i) with respect to the Trustee, any duly authorized officer, including any vice president, assistant vice president, or any officer


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

      or assistant officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and
      (ii) with respect to AutoBond, the Trustee, the Servicer or the Borrower shall mean a certificate executed on behalf of such party by the Chairman of the Board, the President or any Vice President of the relevant entity.

            The term "Originator" means any Person, other than AutoBond, that acquires Auto Loans directly from a Dealer.

            The term "Payment Date" shall mean the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing July 15, 1998.

            The term "Permitted Liens" shall mean:

                  (a) Liens created under the Indenture;

                  (b) Liens securing taxes, assessments, governmental charges or levies not yet due or the payment of which is not then required by
            Section 9.3 hereof; and

                  (c) any Lien which is a mechanics lien assessed against a
            Financed Vehicle securing a Specified Auto Loan.

            The term "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government (or any agency or political subsection thereof).

            The term "Precomputed Auto Loan" shall mean any Auto Loan under which earned interest (which may be referred to in the Auto Loan as the add-on finance charge) and principal is determined according to the sum of periodic balances or the sum of monthly balances or the sum of the digits or any equivalent method commonly referred to as the "Rule of 78s".

            The term "Program Documents" shall mean this Agreement, the Indenture, the Servicing Agreement, the Collateral Assignments and the Note.

            The term "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

            The term "Repurchase Price" shall mean, with respect to any Specified Auto Loan which AutoBond is obligated to repurchase, an amount equal to (a) 105% the Unpaid Principal Balance of such Specified Auto Loan as of the end of the preceding Collection Period, plus (b) accrued and unpaid interest in respect thereof calculated at


                                       39

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

      the Interest Rate from the last day to which interest has been paid and credited to the Lockbox or Collateral Account through the date of repurchase, minus (iii) the amount of any principal deposited in the Lockbox or the Collection Account in respect of such Auto Loan since the end of such Collection Period.

            The term "Requirement of Law" shall mean, as to any Person, any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including, without limitation, usury laws, the federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

            The term "Restricted Investment" shall mean any Investment other than a Permitted Investment.

            The term "Securities" shall mean, with respect to any Person, any shares of any class of such Person's capital stock, or any options or warrants to purchase its capital stock or other security exchangeable for or convertible into its capital stock.

            The term "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

            The term "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            The term "Security Interest" shall mean the security interest and rights created under the Indenture in the Collateral in favor of the Trustee.

            The term "Selling Dealer" shall mean with respect to each Specified Auto Loan, the Dealer that sold such Specified Auto Loan to AutoBond.

            The term "Servicer" means AutoBond.

            The term "Servicer Report" shall have the meaning set forth in the Servicing Agreement.

            The term "Servicing Agreement" shall mean the Servicing Agreement, dated as of June 9, 1998 among AutoBond, the Borrower and the Trustee.

            The term "Solvent" shall mean, with respect to any Person, that:

                  (a) the Properties of such Person, at a fair valuation, exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person;


                                       40

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

                  (b) based on current projections, which are based on
            underlying assumptions which provide a reasonable basis for the projections and which reflect such Person's judgment based on present circumstances of the most likely set of conditions and such Person's most likely course of action for the period projected, such Person believes it has sufficient cash flow to enable it to pay its debts as they mature; and

                  (c) such Person does not have an unreasonably small capital with which to engage in its anticipated business.

            The term "S&P" shall mean Standard & Poor's Ratings Group.

            The term "Specified Auto Loan" shall mean each Auto Loan pledged by the Borrower to the Trustee under the Indenture as security for its obligations hereunder and under the Indenture.

            The term "Subsequent Closing Date" shall have the meaning set forth in Section 1.2 hereof.

            The term "Successor Servicer" shall have the meaning set forth in the Servicing Agreement.

            The term "this Agreement" shall mean this Credit Agreement (including the annexed Exhibits and Schedules), as it may from time to time be amended, supplemented or modified in accordance with its terms.

            The term "Triggering Event" has the meaning set forth in the Servicing Agreement.

            The term "Trust Accounts" shall have the meaning set forth in the Indenture.

            The term "Trustee" shall have the meaning set forth in Section 1.5 hereof.

            The term "Unpaid Principal Balance" means, with respect to any Auto Loan as of any Determination Date, (i) for an Auto Loan bearing interest calculable on a simple interest basis, the unpaid principal amount for such Auto Loan or (ii) for a Precomputed Auto Loan, the Net Principal Balance, in each case as of the end of the most recent Collection Period.

            The term "VSI Policy" means a vendor's single interest insurance policy insuring against risk of physical damage on the Financed Vehicles.


                                       41

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            Section 12.2 Accounting Terms. All accounting terms used herein that are not otherwise expressly defined shall have the respective meanings given to them in accordance with generally accepted accounting principles at the particular time.

            Section 12.3 Governing Law. THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

            Section 12.4 Headings. The headings of the Sections and other subsections of this Agreement have been inserted for convenience of reference only and shall not affect the meaning of this Agreement.

            Section 12.5 Independence of Covenants, etc. Each representation, covenant or Event of Default herein shall be given independent effect so that if any action or condition would violate any of such covenants, would breach any of such representations or would constitute any of such Events of Default, the fact that such action or condition would not violate or breach, any other covenant or representation or constitute another Event of Default shall not avoid the violation of such covenant or representation or the occurrence of such Event of Default.

SECTION 13. MISCELLANEOUS.

            Section 13.1 Notices. (a) All communications under this Agreement shall be in writing and shall be delivered or mailed or sent by facsimile transmission and confirmed in writing (i) if to the Lender, to the Lender, at such address as the Lender may have furnished to the Borrower in writing, and
(ii) if to the Borrower, at the address set forth in Section 2.1(b) or at such other address or facsimile number as it shall have furnished in writing to the Lender and (iii) if to AutoBond to it at the address set forth in Section 2.2(b) or at such other address or facsimile number as it shall have furnished in writing to the Lender.

            (b) Any written communication so addressed and mailed by certified or registered mail, return receipt requested, shall be deemed to have been given when so mailed. All other written communications shall be deemed to have been given upon receipt thereof.

            Section 13.2 Survival. All representations, warranties and covenants made by the Borrower herein or by the Borrower in any certificate or other instrument delivered under or in connection with this Agreement shall be considered to have been relied upon by the Lender and shall survive regardless of any investigation made by the Lender or on the Lender's behalf.

            Section 13.3 Successors and Assigns. This Agreement shall be binding upon the parties hereof and their respective successors and assigns, and shall inure to the benefit of and be enforceable by the parties hereof and their respective successors and assigns permitted


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

hereunder. Whether or not expressly so stated and subject to the restrictions set forth herein, the provisions of Sections 5 through 13 of this Agreement are intended to be for the Lender's benefit and shall be enforceable by the Lender; and, provided further, that the provisions of Sections 6.2 and 11.1 hereof shall also be for the benefit of, and shall be enforceable by, any Person who shall no longer be a Lender hereunder but who shall have incurred any expense or been subjected to any liability referred to therein while, or on the basis of being, a Lender.

            Section 13.4 Amendment and Waiver. (a) This Agreement and the Note may be amended or supplemented, and the observance of any term hereof or thereof may be waived, with the written consent of the Borrower, AutoBond and (i) on or prior to the Initial Closing Date, the Initial Lender, and (ii) after the Initial Closing Date, the Lender (or, if multiple Lenders, Lenders with respect to at least 66-2/3% in aggregate unpaid principal amount of the Advances; provided, however, that no such amendment, supplement or waiver shall, without the written consent of all Lenders, (a) change, with respect to the Advances, the amount or time of any required prepayment or payment of principal or premium or the rate or time of payment of interest, or change the funds in which any prepayment or payment on the Advances is required to be made; (b) reduce the percentage of the aggregate principal amount of Advances required for any amendment, consent or waiver hereunder; or (c) release any material Lien of the Trustee, held for the benefit of the Lender, on any of the Collateral or affect the priority thereof.

            (b) Any amendment, supplement or waiver effected in accordance with this Section 15.4 shall be binding upon the Lender, each Assignee and the Borrower.

            (c) The Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of the Program Documents or the Note unless the Initial Lender (irrespective of the amount of Advances made by it) shall be informed thereof by the Borrower and shall be afforded the opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver effected pursuant to the provisions of this Section 13.4 shall be delivered by the Borrower to the Lender forthwith following the date on which the same shall have been executed and delivered by the Lender of the requisite percentage of Advances.

            Section 13.5 Counterparts. This Agreement may be executed and delivered simultaneously in two (2) or more counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

            Section 13.6 Reproduction of Documents. This Agreement and all documents relating hereto (other than the Note), including, without limitation,
(a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Initial Lender at the closing of the Initial Lender's making of Advances, and (c) financial statements, certificates and other information heretofore or hereafter furnished to the Lender, may be reproduced by the Lender by any photographic or other similar process and the Lender may


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destroy any original document so reproduced. The Borrower agrees and stipulates that, to the extent permitted by applicable law and court or agency rules, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Lender in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall be admissible in evidence to the same extent.

            Section 13.7 Consent to Jurisdiction and Venue. The Borrower and AutoBond each hereby irrevocably (i) agrees that any suit, action or other legal proceeding arising out of or relating to the Program Documents or any Note may be brought in a court of record in the State of New York or in the courts of the United States of America located in such State, (ii) consents to the jurisdiction of each such court in any such suit, action or proceeding, and
(iii) waives any objection which it may have to the laying of venue of any such claim that any such suit, action or proceeding has been brought in an inconvenient forum and covenants that it will not seek to challenge the jurisdiction of any such court or seek to oust the jurisdiction of any such court, whether on the basis of inconvenient forum or otherwise. The Borrower and AutoBond each irrevocably consent to the service of any and all process in any such suit, action or proceeding by mail copies of such process to the Borrower at its address for notices provided in Section 15.1 hereof. The Borrower and AutoBond each agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. All mailings under this Section 15.7 shall be by registered or certified mail, return receipt requested. Nothing in this Section 15.7 shall affect the Lender's right to serve legal process in any other manner permitted by law or affect the Lender's right to bring any suit, action or proceeding against the Borrower or any of its properties in the courts of any other jurisdiction.

            Section 13.8 No Petition. The Lender and each Assignee hereby covenant and agree that, until the expiration of the date which is one year and one day after the payment in full of all Notes outstanding and issued pursuant to the Indenture, it will not institute against the Borrower, or join in any institution against the Borrower of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law in connection with any obligations relating to the Advances or the Program Documents.

            Section 13.9 Acts of Lender. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Lender may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Lender in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments is or are delivered to the Borrower. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement if made in the manner provided in this Section 13.9.


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            (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Borrower deems sufficient.

            (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Lender or any Assignee shall bind the Lender and such Assignee in respect of anything done, omitted or suffered to be done by the Borrower in reliance thereon, whether or not notation of such action is made upon such Note.

            Section 13.10 Confidentiality. All non-public information relating to this Agreement, the Program Documents and the transactions contemplated thereby will be kept confidential by AutoBond, the Borrower and the Initial Lender. The Initial Lender agrees to cause each assignee and Participant with which it is a party to agree to keep such information confidential. The provisions of this Section 13.10 shall survive the termination of this Agreement.


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

            IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the day and year first above written.

                              AUTOBOND MASTER FUNDING
                               CORPORATION V


                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              AUTOBOND ACCEPTANCE CORPORATION


                              By:
                                 ---------------------------------
                                 Name:  William O. Winsauer
                                 Title: Chairman and Chief Executive Officer

                              DYNEX CAPITAL, INC.


                              By:
                                 ---------------------------------
                                 Name:
                                 Title:


                                       46


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